                                                                   Exhibit 99(a)


                        KEYCORP STUDENT LOAN TRUST 2000-A
                             NOTEHOLDERS' STATEMENT

           pursuant to Section 5.07(b) of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  May 28, 2002

(i)       Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                               $16,248,544.37
                               ------------------
                             ( $    0.0001625      , per $1,000 original principal amount of Class A-1 Notes)
                               ------------------

(ii)      Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                                 $0.00
                               ------------------
                             (    $ -            , per $1,000 original principal amount of Class A-2 Notes)
                               ------------------

(iii)     Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                               $122,931.99
                               ------------------
                             (  $ 0.0000012      , per $1,000 original principal amount of Class A-1 Notes)
                               ------------------

(iv)      Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                               $2,564,500.00
                               ------------------
                             (  $ 0.0000057      , per $1,000 original principal amount of Class A-2 Notes)
                               ------------------

(v)       Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
          (1)       Distributed to Class A-1 Noteholders:
                                 $0.00
                               ------------------
                             (    $ -            , per $1,000 original principal amount of Class A-1 Notes)
                               ------------------

          (2)       Distributed to Class A-2 Noteholders:
                                 $0.00
                               ------------------
                             (    $ -            , per $1,000 original principal amount of Class A-2 Notes)
                               ------------------
          (3)       Balance on Class A-1 Notes:
                                 $0.00
                               ------------------
                             (    $ -            , per $1,000 original principal amount of Class A-1 Notes)
                               ------------------
          (4)       Balance on Class A-2 Notes:
                                 $0.00
                               ------------------
                             (    $ -            , per $1,000 original principal amount of Class A-2 Notes)
                               ------------------
(vi)      Payments made under the Cap Agreement on such date:             May 24, 2002
                                                            ----------------------------------------------
                             (   $0.00           with respect to the Class A-1 Notes,
                               ------------------
                             (   $0.00           with respect to the Class A-2 Notes;
                               ------------------
                               and the total outstanding amount owed to the Cap Provider:        $0.00
                                                                                         -----------------

(vii)     Pool Balance at the end of the related Collection Period:     $457,212,377.67
                                                                   --------------------------------
(viii)    After giving effect to distributions on this Distribution Date:
          (a)    (1)    Outstanding principal amount of Class A-1 Notes:   $7,331,760.82
                                                                        ---------------------
                 (2)    Pool Factor for the Class A-1 Notes:   0.07331761
                                                               -----------------------
          (b)    (1)    Outstanding principal amount of Class A-2 Notes:   $450,000,000.00
                                                                        ---------------------
                 (2)    Pool Factor for the Class A-2 Notes:   1.00000000
                                                               -----------------------




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                                                                          Page 2

(ix)     Note Interest Rate for the Notes:
         (a)    In general
                (1)        Three-Month Libor was
                           1.9100000%  for the period
                           ----------
                (2)        The Student Loan Rate was:      4.6554702%
                                                     -------------------
         (b)    Note Interest Rate for the Class A-1 Notes:    2.0400000% (Based on 3-Month LIBOR)
                                                               -----------
         (c)    Note Interest Rate for the Class A-2 Notes:    2.2300000% (Based on 3-Month LIBOR)
                                                               -----------

(x)             Amount of Master Servicing Fee for  related Collection Period:    $577,804.52
                                                                                ---------------------
                            $ 0.000005778   , per $1,000 original principal amount of Class A-1 Notes.
                           -----------------
                            $ 0.000001284   , per $1,000 original principal amount of Class A-2 Notes.
                           -----------------

(xi)            Amount of Administration Fee for related Collection Period:          $3,000.00
                                                                            -------------------------
                            $ 0.000000030   , per $1,000 original principal amount of Class A-1 Notes.
                           -----------------
                            $ 0.000000007   , per $1,000 original principal amount of Class A-2 Notes.
                           -----------------

(xii)    (a)    Aggregate amount of Realized Losses (if any) for the related Collection Period:         $279,287.37
                                                                                                ------------------------
         (b)    Delinquent Contracts                   # Disb.       %                $ Amount           %
                                                      -------       ---               --------          ---
                30-60 Days Delinquent                   673         1.76%       $     6,802,527        2.40%
                61-90 Days Delinquent                   422         1.11%       $     4,570,503        1.61%
                91-120 Days Delinquent                  288         0.75%       $     2,974,643        1.05%
                More than 120 Days Delinquent           444         1.16%       $     5,004,211        1.77%
                Claims Filed Awaiting Payment           115         0.30%       $     1,235,407        0.44%
                                                   ----------     -------       ---------------      -------
                   TOTAL                              1,942         5.09%       $    20,587,291        7.27%
         (c)    Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:    $       -
                                                                                              ---------------
         (d)    Reserve Account Balance                                                           $8,287,655
                                                                                              ---------------
                Draw for this Distribution Date                                                   $       -
                                                                                              ---------------
                Realized Loss Draw                                                                $       -
                                                                                              ---------------
(xiii)   Amount in the Prefunding Account:      $119,383.15
                                          ------------------
(xiv)    Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                   Subsequent Pool Student Loans:     0.00
                                                 ----------------
(xv)     Amount in the Pre-Funding Account at the end of the Funding period to be distributed:    $0.00
                                                                                              -----------------
(xvi)    Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:     $106,555.57
                                                                                              -----------------
(xvii)   Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:  0.00
                                                                                                          -------------
(xviii)  Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
         to the Securities Guaranty Insurance Policy:    0.00
                                                     -----------------
(xix)    The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:                  $75,420.36
                                                                                     ----------------------------------
         The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:                      0.00
                                                                                     ----------------------------------
         The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                        $0.00
                                                                                     ----------------------------------
         The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                         0.00
                                                                                     ----------------------------------
         and the amount of any Termination Pymt either paid by or made to the Trust on                      0.00
         such Distribution Date:                                                     ----------------------------------





                               Page 6 of 6 pages